             As filed with the Securities and Exchange Commission on
                                 August 28, 2002

                                             File Nos. 333-90049 and 811-09675
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF  [X]  1933

         Pre-Effective Amendment No. ____  [_]

         Post-Effective Amendment No. 4    [X]
                                      -

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

         Amendment No. 4     [X]
                       -

--------------------------------------------------------------------------------

                              BOSTON ADVISORS TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               100 Federal Street,
                                Boston, MA 02110

                    (Address of principal executive offices)
                  Registrant's telephone number: (617) 348-3100

                              Michael J. Vogelzang
                              Boston Advisors, Inc.
                               100 Federal Street
                           Boston, Massachusetts 02110
--------------------------------------------------------------------------------
                     (Name and address of agent for service)
                                 With a copy to:

                             Pamela J. Wilson, Esq.
                               Hale and Dorr, LLP
                                 60 State Street
                           Boston, Massachusetts 02109

--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:
[_] immediately upon filing pursuant to paragraph (b)
[X] On August 29, 2002 pursuant to paragraph (b)
[_] 60 days after filing, pursuant to paragraph (a)(1)
[_] On (date) pursuant to paragraph (a) (1)
[_] 75 days after filing, pursuant to paragraph (a) (2)
[_] On (date) pursuant to paragraph (a) (2) of Rule 485.

Advest

01602

Advest, Inc.
Member: NASD, NYSE, SIPC

[LOGO]MONY Member of
           THE MONY
           GROUP

      Boston Advisors, Inc.
      100 Federal Street
      29th Floor
      Boston, MA 02110
      1-800-523-5903
Effective September 17, 2002.
Boston Advisors, Inc. will be
located at: One Federal Street,
26th Floor, Boston, MA 02110


                                     BOSTON
                                    ADVISORS
                                      TRUST

                               P R O S P E C T U S


                                 August 29, 2002



                                 Boston Advisors
                               Cash Reserves Fund

                         Boston Advisors U.S. Government
                               Money Market Fund


                            Boston Advisors Tax Free
                               Money Market Fund

                       Boston Advisors New York Municipal
                               Money Market Fund

                       Neither the Securities and Exchange
                 Commission nor any state securities agency has
                         approved or disapproved these
                securities or determined whether this prospectus
                            is accurate or complete.
                    Any statement to the contrary is a crime.

                            BOSTON ADVISORS, INC.(R)

                                     Advest

Table of Contents
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY .............................   3

   Boston Advisors Cash Reserves Fund ...........   4

   Boston Advisors U.S. Government
     Money Market Fund ..........................   7

   Boston Advisors Tax Free
     Money Market Fund ..........................   9

   Boston Advisors New York Municipal
     Money Market Fund ..........................  12

INVESTMENT ADVISER ..............................  15

INVESTMENT AND ACCOUNT
   POLICIES .....................................  16

   Buying Shares ................................  17

   Redeeming Shares .............................  18

   Other Share Transaction Procedures ...........  19

   Dividends, Distributions and Taxes ...........  20

   Financial Highlights .........................  22

FOR MORE INFORMATION ............................  26

Risk/Return Summary
--------------------------------------------------------------------------------

Boston Advisors money market funds

Each fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. Additionally, the Boston Advisors Tax Free Money Market Fund and the Boston Advisors New York Municipal Money Market Fund seek maximum current income that is exempt from regular federal income tax. The Boston Advisors New York Municipal Money Market Fund also seeks current income exempt from the personal income tax imposed by New York State and New York municipalities. Each fund invests substantially all of its net assets in money market securities and is designed to maintain a stable $1 share price.


Who may want to invest

These funds may be appropriate if you:
     . Are looking for current income
     . Need relative stability of principal
     . Are investing for a short period of time
     . Want to allocate a portion of your investment assets to money market securities

Boston Advisors Tax Free Money Market Fund may also be appropriate if you are a taxpayer in a high tax bracket seeking income exempt from regular federal income tax. Boston Advisors New York Municipal Money Market Fund may also be appropriate if you are a taxpayer in a high tax bracket seeking income exempt from regular federal income tax and the personal income tax imposed by New York State and New York municipalities.


Risks of the funds

An investment in money market funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds. Because the Boston Advisors New York Municipal Money Market Fund will invest a significant portion of its assets in securities of a single state, an investment in that fund may involve additional risks compared to a geographically diversified money market fund.


Investment adviser

Each fund is managed by Boston Advisors, Inc. Founded in 1974, Boston Advisors is a registered investment adviser. Boston Advisors is a wholly-owned subsidiary of The Advest Group, Inc., a diversified financial services firm, and member of The MONY Group Inc. (NYSE: MNY).

Boston Advisors Cash Reserves Fund
--------------------------------------------------------------------------------

Investment goals

Seeks to preserve capital and maintain liquidity, consistent with seeking maximum current income. The fund's board may change these goals without obtaining the approval of the fund's shareholders. The fund intends to maintain a stable $1 share price.

Principal investments

The fund invests in U.S. dollar denominated money market securities. These may include obligations issued by:

   . the U.S. government and its agencies and instrumentalities
   . corporations, banks and other companies
   . multinational organizations such as the World Bank
   . non-U.S. governments
   . U.S. states and municipalities

The fund may invest in all types of money market securities of U.S. and non-U.S. issuers, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or variable rates.

Minimum credit quality

All investments acquired by the fund will be rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization or, if unrated, will be of equivalent quality.


Maximum maturity

The fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The fund's individual securities must have a remaining maturity of 397 days or less.


Other investment companies

The fund may invest in securities issued by other money market fund investment companies. Investments by the fund in other money market fund investment companies will be subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act").

How the adviser selects the fund's investments

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yields and prices. Depending on its outlook for short-term interest rates, the adviser may shorten or lengthen the fund's average portfolio maturity. To take advantage of changing yield differentials, the fund may overweight particular sectors of the short-term debt market while maintaining overall issuer and sector diversification.


Principal risks

The fund might not be able to maintain a $1 share price and investors could lose money if any of these events occurs:

   . The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded by a rating agency.
   . There is a sudden or sharp increase in interest rates.
   . The value of the fund's non-U.S. securities goes down because of unfavorable non-U.S. government actions, political instability or the more limited availability of accurate information about non-U.S. issuers.
   . The adviser's judgment about the relative value or credit quality of securities selected for the fund's portfolio proves to be incorrect.

Performance information

The following information illustrates the changes in the fund's performance from year to year, as represented by the performance of Class 1. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns
Cash Reserves Fund - Class 1

 Calendar Years

                              [GRAPH APPEARS HERE]

During the periods shown in the chart for Class 1 of Cash Reserves Fund, the highest return for a quarter was 1.25% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.48% (quarter ended December 31, 2001).

The year-to-date return as of June 30, 2002 for Class 1 of Cash Reserves Fund was 0.52%.

Average Annual Returns

For the periods ended                                       Life of Fund
December 31, 2001                           Past 1 year       or Class
------------------------------------------------------------------------
Cash Reserves Fund - Class 1                   3.53%          4.42%/A/
Cash Reserves Fund - Class 2                   3.78%          3.90%/B/
------------------------------------------------------------------------
/A/  Since inception date of June 5, 2000
/B/ Since inception date of December 13, 2000

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 Class 1    Class 2
-------------------------------------------------------------------------------------
     Shareholder fees
     (paid directly from your investment)                         None       None
     Annual fund operating expenses
     (deducted from fund assets)
     Management fees                                              0.55%      0.55%
     Distribution (12b-1) and/or service fees                     0.25%      None
     Other expenses                                               0.19%      0.19%
   ----------------------------------------------------------------------------------
     Total annual fund operating expenses                         0.99%      0.74%
     Fee waiver and expense reimbursement/1/                     (0.09%)    (0.09%)
   ----------------------------------------------------------------------------------
     Net expenses                                                 0.90%      0.65%
-------------------------------------------------------------------------------------


/1/ The adviser has contractually agreed to waive its advisory fees and reimburse the fund for its expenses through September 1, 2003 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 at not more than 0.90% and 0.65% of their average net assets, respectively. These caps may be changed or terminated at any time after September 1, 2003 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.

This example is intended to help you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds.

     The example assumes that:

          . You invest $10,000 in the fund for the time periods indicated.
          . Your investment has a 5% return each year.
          . The fund's operating expenses remain the same.
          . You redeem your investment at the end of each period.
          . The adviser's operating expense limitation is in effect for year one.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                  Class 1    Class 2
--------------------------------------------------------------------------------
            1 year                                $    92     $  66
            3 years                               $   306     $ 228
            5 years                               $   538     $ 403
            10 years                              $ 1,205     $ 910
--------------------------------------------------------------------------------

Boston Advisors U.S. Government Money Market Fund
--------------------------------------------------------------------------------

Investment goals

Seeks to preserve capital and maintain liquidity, consistent with seeking maximum current income. The fund's board may change these goals without obtaining the approval of the fund's shareholders. The fund intends to maintain a stable $1 share price.

Principal investments

The fund invests exclusively in short-term U.S. government securities and repurchase agreements based on U.S. government securities. U.S. government securities include all securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

Maximum maturity

The fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The fund's individual securities must have a remaining maturity of 397 days or less.

Other investment companies

The fund may invest in securities issued by other money market fund investment companies. Investments by the fund in other money market fund investment companies will be subject to the limitations of the 1940 Act.

How the adviser selects the fund's investments

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their interest rate sensitivity, yields and prices. Depending on its outlook for short-term interest rates, the adviser may shorten or lengthen the fund's average portfolio maturity.

Principal risks

The fund might not be able to maintain a $1 share price and investors could lose money if either of these events occurs:

     .  There is a sudden or sharp increase in interest rates.

     . The adviser's judgment about the relative value of securities selected for the fund's portfolio proves to be incorrect.

Although U.S. government securities and repurchase agreements based on these securities present a low risk of default, the U.S. government does not guarantee the value of the fund's investments or shares.

Performance information

The following information illustrates the changes in the fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns
U.S. Government Money Market Fund

 Calendar Years

                                    [GRAPH]

During the periods shown in the chart for U.S. Government Money Market Fund, the highest return for a quarter was 1.22% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.49% (quarter ended December 31, 2001).

The year-to-date return as of June 30, 2002 for U.S. Government Money Market Fund was 0.51%.

Average Annual Returns

For the periods ended                                    Past 1       Life of
December 31, 2001                                         year          Fund
--------------------------------------------------------------------------------
U.S. Government Money Market Fund                         3.45%       4.33%/A/
--------------------------------------------------------------------------------

/A/Since inception date of June 5, 2000

Because the Class 2 shares of the Boston Advisors U.S. Government Money Market Fund had not commenced operations as of the date of this prospectus, performance information has not been included.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                              Class 1    Class 2
------------------------------------------------------------------------------------
     Shareholder fees
     (paid directly from your investment)                       None       None
     Annual fund operating expenses
     (deducted from fund assets)
     Management fees                                            0.55%      0.55%
     Distribution (12b-1) and/or service fees                   0.25%       None
     Other expenses                                             0.21%      0.21%
     -------------------------------------------------------------------------------
     Total annual fund operating expenses                       1.01%      0.76%
     Fee waiver and expense reimbursement/1/                   (0.11%)    (0.11%)
     -------------------------------------------------------------------------------
     Net expenses                                               0.90%      0.65%
     -------------------------------------------------------------------------------

/1/ The adviser has contractually agreed to waive its advisory fees and reimburse the fund for its expenses through September 1, 2003 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 at not more than 0.90% and 0.65% of their average net assets, respectively. These caps may be changed or terminated at any time after September 1, 2003 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.


This example is intended to help you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds.

     The example assumes that:
          .  You invest $10,000 in the fund for the time periods indicated.
          .  Your investment has a 5% return each year.
          .  The fund's operating expenses remain the same.
          .  You redeem your investment at the end of each period.
          . The adviser's operating expense limitation is in effect for year one.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                             Class 1        Class 2
-------------------------------------------------------------------------------
               1 year                         $   92         $  66
               3 years                        $  311         $ 232
               5 years                        $  547         $ 412
              10 years                        $1,226         $ 932
-------------------------------------------------------------------------------

Boston Advisors Tax Free Money Market Fund
--------------------------------------------------------------------------------

Investment goals

Seeks to preserve capital and maintain liquidity, consistent with seeking maximum current income that is exempt from regular federal income tax. The fund's board may change these goals without obtaining the approval of the fund's shareholders. The fund intends to maintain a stable $1 share price.

Principal investments

The fund invests at least 80% of its assets in high quality short-term municipal securities. These include obligations issued by:

     . Any of the 50 states and their political subdivisions, agencies and public authorities
     . Other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam.

The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes and municipal leases.

Municipal securities may pay interest at fixed, variable or floating rates. The interest on these securities is exempt from regular federal income tax and normally is lower than it would be if the interest were subject to taxation. The fund may purchase, without limit, securities whose interest income may be subject to the federal alternative minimum tax. The fund can invest up to 20% of its assets in securities whose interest is state and federally taxable.


Minimum credit quality

All investments acquired by the fund will be rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization or, if unrated, will be of equivalent quality.

Maximum maturity

The fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The fund's individual securities must have a remaining maturity of 397 days or less.

Other investment companies

The fund may invest in securities issued by other money market fund investment companies. Investments by the fund in other money market fund investment companies will be subject to the limitations of the 1940 Act.


How the adviser selects the fund's investments

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, after-tax yields and prices. Depending on its outlook for short-term interest rates, the adviser may shorten or lengthen the fund's average portfolio maturity. For example, during periods of rising interest rates, the adviser may shorten the fund's average portfolio maturity, and during periods of declining interest rates the adviser may lengthen the fund's average portfolio maturity. To take advantage of changing yield differentials, the fund may overweight particular sectors of the short term municipal market. Periods of concentrated issuance in a particular sector (for example, pollution control, industrial revenue, etc.) often result in market dislocations which temporarily provide higher yields than alternatives. During such periods, the adviser may choose to strategically overweight the sector while maintaining overall issuer, sector and geographical diversification to reduce credit risk.

Principal risks

Taxable distributions

Normally, substantially all of the fund's income will not be subject to regular federal income taxation. However, some of the fund's income distributions may be, and distributions of the fund's capital gains will be, subject to federal income taxation. The fund may realize taxable capital gains on the sale of its securities. Some of the fund's income distributions may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and capital gains generally will be subject to state income taxation.


Investment risks

The fund might not be able to maintain a $1 share price and investors could lose money if any of these events occurs:

     . The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded by a rating agency.

     . New federal or state laws adversely affect the tax-exempt status of securities held by the fund or the ability of issuers to pay principal and interest on these securities.

     .    There is a sudden or sharp increase in interest rates.

     . The adviser's judgment about the relative value or credit quality of securities selected for the fund's portfolio proves to be incorrect.

Performance information

The following information illustrates the changes in the fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Tax Free Money Market Fund

 Calendar Years

                                     [GRAPH]

During the periods shown in the chart for Tax Free Money Market Fund, the highest return for a quarter was 0.62% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.27% (quarter ended December 31, 2001).

The year-to-date return as of June 30, 2002 for Tax Free Money Market Fund was 0.32%.

Average Annual Returns

For the periods ended                 Past 1   Life of
December 31, 2001                       year     Fund
----------------------------------------------------------
Tax Free Money Market Fund             1.94%   2.45%/A/
----------------------------------------------------------

/A/  Since inception date of June 5, 2000
Because the Class 2 shares of the Boston Advisors Tax Free Money Market Fund had not commenced operations as of the date of this prospectus, performance information has not been included.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                       Class 1      Class 2
-----------------------------------------------------------------------------
        Shareholder fees
        (paid directly from your investment)            None         None
        Annual fund operating expenses
        (deducted from fund assets)
        Management fees                                 0.55%        0.55%
        Distribution (12b-1) and/or service fees        0.25%        None
        Other expenses                                  0.22%        0.22%
        ---------------------------------------------------------------------
        Total annual fund operating expenses            1.02%        0.77%
        Fee waiver and expense reimbursement/1/        (0.12%)      (0.12%)
        ---------------------------------------------------------------------
        Net expenses                                    0.90%        0.65%
-----------------------------------------------------------------------------
/1/ The adviser has contractually agreed to waive its advisory fees and reimburse the fund for its expenses through September 1, 2003 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 at not more than 0.90% and 0.65% of their average net assets, respectively. These caps may be changed or terminated at any time after September 1, 2003 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.


This example is intended to help you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds.
--------------------------------------------------------------------------------
        The example assumes that:

             .  You invest $10,000 in the fund for the time periods indicated.
             .  Your investment has a 5% return each year.
             .  The fund's operating expenses remain the same.
             .  You redeem your investment at the end of each period.
             . The adviser's operating expense limitation is in effect for year one.

        Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                            Class 1    Class 2
--------------------------------------------------------------------------------
                 1 year                     $    92     $  66
                 3 years                    $   313     $ 234
                 5 years                    $   552     $ 416
                10 years                    $ 1,237     $ 943
--------------------------------------------------------------------------------

Boston Advisors New York Municipal Money Market Fund
--------------------------------------------------------------------------------

Investment goals

Seeks to preserve capital and maintain liquidity, consistent with seeking maximum current income that is exempt from regular federal income tax and the personal income taxes imposed by New York State and New York municipalities. The fund's board may change these goals without obtaining the approval of the fund's shareholders. The fund intends to maintain a stable $1 share price.

Principal investments

The fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in high quality municipal securities with income exempt from regular federal income tax and from New York State and New York City personal income taxes. This policy is fundamental and may not be changed without shareholder approval.

The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes and municipal leases.

Municipal securities may pay interest at fixed, variable or floating rates. The interest on these securities is exempt from regular federal, New York State and New York City personal income tax and normally is lower than it would be if the interest were subject to taxation. The fund may purchase, without limit, securities whose interest income may be subject to the federal alternative minimum tax. In addition, the fund can invest up to 20% of its assets in securities whose interest is state and federally taxable.

Minimum credit quality

All investments acquired by the fund will be rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization or, if unrated, will be of equivalent quality.

Maximum maturity

The fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The fund's individual securities must have a remaining maturity of 397 days or less.

Other investment companies

The fund may invest in securities issued by other money market funds. Investments by the fund in other money market funds will be subject to the limitations of the 1940 Act.

Temporary investments

During adverse market conditions caused by rising interest rates or other adverse conditions, as determined by the adviser, the fund may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest on which is exempt from regular federal income tax, but not New York State and City personal income taxes. The adviser may also decide to invest in taxable fixed-income securities, the interest on which is subject to regular federal, state and local income tax. The result of employing this type of temporary defensive strategy is that the fund may not achieve its investment goals.

How the adviser selects the fund's investments

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, after-tax yields and prices. Depending on its outlook for short-term interest rates, the adviser may shorten or lengthen the fund's average portfolio maturity. For example, during periods of rising interest rates, the adviser may shorten the fund's average portfolio maturity, and during periods of declining interest rates the adviser may lengthen the fund's average portfolio maturity. To take advantage of changing yield differentials, the fund may overweight particular sectors of the short term municipal market. Periods of concentrated issuance in a particular sector (for example, pollution control, industrial revenue, etc.) often result in market dislocations which temporarily provide higher yields than alternatives. During such periods, the adviser may choose to strategically overweight the sector while maintaining overall issuer, sector and geographical diversification to reduce credit risk.

Principal risks

The primary purpose of investing in a portfolio of New York municipal securities is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Taxable distributions

Normally, substantially all of the fund's income will not be subject to regular federal income tax and the personal income taxes imposed by New York State and New York municipalities. However, some of the fund's income distributions may be, and distributions of the fund's capital gains will be, subject to federal income taxation. The fund may realize taxable capital gains on the sale of its securities. Some of the fund's income distributions may be subject to the federal alternative minimum tax. In addition, distributions of the fund's capital gains generally will be subject to state income taxation.


Investment risks

The fund might not be able to maintain a $1 share price and investors could lose money if any of these events occurs:

     . The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded by a rating agency.

     . New federal or state laws adversely affect the tax-exempt status of securities held by the fund or the ability of issuers to pay principal and interest on these securities.

     .  There is a sudden or sharp increase in interest rates.

     . The adviser's judgment about the relative value or credit quality of securities selected for the fund's portfolio proves to be incorrect.

     . The economies of New York State or New York municipalities or the revenues underlying their municipal obligations decline. Because the fund invests in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the legacy of past credit problems of New York City and other issuers.

Non-diversification risk

A relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Performance information

Because the fund does not have a full calendar year of operations, its performance information has not been included.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             Class 1   Class 2
--------------------------------------------------------------------------------
     Shareholder fees
     (paid directly from your investment)                      None      None
     Annual fund operating expenses
     (deducted from fund assets)
     Management fees                                           0.55%     0.55%
     Distribution (12b-1) and/or service fees/1/               0.25%     None
     Other expenses/2/                                         0.24%     0.24%
     ---------------------------------------------------------------------------
     Total annual fund operating expenses                      1.04%     0.79%
     Fee waiver and expense reimbursement/3/                  (0.14%)   (0.14%)
     ---------------------------------------------------------------------------
     Net expenses                                              0.90%     0.65%
--------------------------------------------------------------------------------

/1/ The adviser has voluntarily agreed to waive its 12b-1 fee on a temporary basis. The adviser reserves the right to terminate this waiver at any time.
/2/ Based on estimated expenses for year ended 4/30/2003.
/3/ The adviser has contractually agreed to waive its advisory fees and reimburse the fund for its expenses through September 1, 2003 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 at not more than 0.90% and 0.65% of their average net assets, respectively. These caps may be changed or terminated at any time after September 1, 2003 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.

This example is intended to help you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds.

     The example assumes that:

        .  You invest $10,000 in the fund for the time periods indicated.
        .  Your investment has a 5% return each year.
        .  The fund's operating expenses remain the same.
        .  You redeem your investment at the end of each period.
        .  The adviser's operating expense limitation is in effect for year one.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                               Class 1   Class 2
--------------------------------------------------------------------------------
           1 year                              $ 92      $ 66
           3 years                             $317      $238
--------------------------------------------------------------------------------

Investment Adviser
--------------------------------------------------------------------------------


Boston Advisors

The funds' investment adviser is Boston Advisors, Inc., located at 100 Federal Street, Boston, Massachusetts 02110. Effective September 17, 2002, Boston Advisors, Inc. will be located at One Federal Street, 26th Floor, Boston, Massachusetts 02110. Boston Advisors is a registered investment adviser established in 1974. It manages fixed income, balanced and equity portfolios.


Advest Group and The MONY Group Inc.

The adviser is a wholly-owned subsidiary of The Advest Group, Inc., a diversified financial services firm with headquarters in Hartford, Connecticut. Through its subsidiaries, The Advest Group, Inc. offers a comprehensive range of investment products and services to individuals, business owners and companies. Together with its predecessor companies, The Advest Group, Inc. has been serving investors since 1898. Advest is a member of The MONY Group Inc. (NYSE: MNY), a financial services holding company that provides life insurance, annuities and investments through its member companies.

Advisory fees

Each fund has agreed to pay the adviser a monthly advisory fee at an annual rate equal to 0.55% of the fund's average daily net assets.


The adviser has contractually agreed to waive its advisory fee and reimburse each fund for its expenses through September 1, 2003 to the extent necessary to maintain the expense ratio of Class 1 shares of each fund at not more than 0.90% of their respective average net assets and Class 2 shares of each fund at not more than 0.65% of their respective average net assets. These caps may be changed or terminated at any time after September 1, 2003 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.


Distributor

Advest, Inc. ("Advest"), a wholly-owned broker-dealer subsidiary of The Advest Group, Inc., is the principal distributor of each fund's shares.

Distribution plan


The funds have adopted a rule 12b-1 distribution plan authorizing each fund's Class 1 shares to pay service fees equal to 0.25% annually of the class' average daily net assets. These fees are an ongoing expense and, over time, may cost you more than paying an initial sales charge. Class 2 shares are not subject to the rule 12b-1 plan and do not pay these service fees. Class 2 is only available to select special purpose accounts.

Investment and Account Policies
--------------------------------------------------------------------------------

Share price


You may buy, exchange or redeem fund shares at their net asset value next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities for each class of shares. Each fund calculates its net asset value at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each day the Exchange is open. However, a fund's net asset value may be calculated earlier if trading on the Exchange is restricted or as permitted by the Securities and Exchange Commission. The Exchange is closed on certain holidays listed in the Statement of Additional Information.


Each fund uses the amortized cost method to value its portfolio securities. Using this method, a fund amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

The Boston Advisors Cash Reserves Fund, the Boston Advisors Tax Free Money Market Fund, and the Boston Advisors New York Municipal Money Market Fund have purchased insurance to cover certain losses caused by a default or bankruptcy of issuers of securities owned by the funds. This policy is designed to guard against fluctuations in a fund's net asset value due to adverse credit events. Under the limits of this policy, the Boston Advisors Cash Reserves Fund, the Boston Advisors Tax Free Money Market Fund, and the Boston Advisors New York Municipal Money Market Fund will only be protected to a maximum loss negotiated with the insurance provider after subtracting a specific deductible per adverse credit event. While these funds will pay premiums for this coverage, a fund may incur losses to the extent that the insurance does not cover them.

Transaction requests

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information.

     .   Name of the fund
     .   Account number
     .   Class of shares being bought, exchanged or redeemed
     .   Dollar amount or number of shares being bought, exchanged or redeemed

Minimum investments

Minimum initial investment requirements vary depending on the nature of your investment account. There are no minimum requirements for additional investments in your account.

               ---------------------------------------------
                                              Minimum
                                        Initial Investment
               ---------------------------------------------
                Type of Account         Class 1    Class 2
               ---------------------------------------------
                 Regular                $ 1,000     None*
               ---------------------------------------------
                 Centennial             $ 5,000     None*
               ---------------------------------------------
                 Employee               $   100     None*
               ---------------------------------------------
               *Class 2 is only available to certain eligible accounts.

Buying Shares
--------------------------------------------------------------------------------

Opening an account

You should contact your financial advisor at Advest or one of its affiliates, to open a brokerage account and make arrangements to buy shares. You should pay for your fund shares through your brokerage account at the time you place your order.


Adding to your account

By check. Mail or deliver your check or negotiable draft, payable to Advest, Inc., to your financial advisor, who will forward it to the funds. Please indicate your account number on the check or draft.

By investing cash in your brokerage account.

Contact your financial advisor to arrange for cash that has come into your brokerage account to be invested in a fund.

Through an automatic sweep. If your brokerage account has an automatic "sweep" feature, cash balances from the account will be automatically invested in shares of the fund you have selected.


        Effective time of purchases
        --------------------------------------------------------------------------------------------------
                                                                Purchase Is Effective         Dividends
        Form of Purchase Payment                                   (Eastern time)               Begin
        --------------------------------------------------------------------------------------------------
        .  Payment in federal funds                     If received     At close of         On that day
        .  Having a sufficient cash balance in          before 4 p.m.*  Exchange
           your Advest account                                          on that day
                                                        --------------------------------------------------
                                                        If received     At close of         On the next
                                                        after 4 p.m.    Exchange on the     business day
                                                                        next business day
        --------------------------------------------------------------------------------------------------
        .  Other forms of payment received by           At close of Exchange on the         On the next
           Advest, which must be converted into         next business day                   business day
           federal funds
        --------------------------------------------------------------------------------------------------

        *Please consult your broker, as it may impose an earlier deadline.

Redeeming Shares
--------------------------------------------------------------------------------

Through Advest

By contacting your financial advisor. Contact your financial advisor to request a redemption of fund shares. You can use the redemption proceeds to pay for the purchase of securities in your brokerage account, or you can have Advest send a check or wire transfer to you or another person you designate.


Through an automatic sweep. If your brokerage account has an automatic "sweep" feature, fund shares will be redeemed automatically to pay for securities purchased through your account.

        Effective time of redemptions
        ----------------------------------------------------------------------------------------------------
           Redemption Received       Redemption Is Effective    Proceeds Received      Dividends Continue
             (Eastern time)              (Eastern time)
        ----------------------------------------------------------------------------------------------------

             Before close of           At close of Exchange        On that day*       Through the previous
                Exchange                   on that day                                    business day
        ----------------------------------------------------------------------------------------------------
             After close of                At close of             On the next            Through that
                Exchange                 Exchange on the          business day*           business day
                                        next business day
        ----------------------------------------------------------------------------------------------------

        *Generally, but not later than the seventh day after redemption is effective.

Other Share Transaction Procedures

Other transaction policies
Each fund has the right to:

     .  Waive or change minimum investment amounts
     .  Reject any purchase order
     . Suspend or postpone redemptions of shares to the extent permitted by the Securities and Exchange Commission
     . Pay redemption proceeds by giving you securities (You may pay transaction costs to dispose of the securities)
     . Redeem shares held in an Advest brokerage account if you close the account

Involuntary redemptions

Each fund may close your account if, for reasons other than investment losses, the value of fund shares in your account falls below the minimum investment requirement. After a fund notifies you of the fund's intention to close your account, you will have 60 days to bring the account back to the minimum level.

Dividends, Distributions and Taxes

   Dividends and distributions
   Each fund declares a dividend of substantially all of its net investment income and short-term capital gain daily and pays the dividends monthly. In addition, each fund distributes any long-term capital gain annually. Distributions are expected to be primarily from income. The funds do not expect ordinarily to distribute any long-term capital gain.

   Dividends and capital gain distributions are reinvested in additional shares of the same fund you hold, unless you tell your financial advisor to pay them in cash.

   Taxes

   The following table shows the tax status of dividends, distributions and transactions in fund shares.


   The following information regarding New York State and City personal income tax is based upon the advice of Paul, Hastings, Janofsky & Walker LLP, special New York counsel to the Boston Advisors New York Municipal Money Market Fund.

   Dividends attributable to interest on U.S. Treasury and certain U.S. government obligations are exempt from state and local income taxes in most states, subject to state-specific requirements.


--------------------------------------------------------------------------------------------------------------------------
   Name of Fund                                      Type of Transaction                    Tax Status
--------------------------------------------------------------------------------------------------------------------------
Cash Reserves Fund                                Interest from net                    Taxable as ordinary income.
                                                  investment income.
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Money                             Interest from net                    Income exempt from state tax
Market Fund                                       investment income.                   but subject to federal income tax.
--------------------------------------------------------------------------------------------------------------------------
Tax Free Money                                    Interest designated as               Exempt from regular federal
Market Fund                                       tax-exempt interest.                 income tax, but may be subject to
                                                                                       alternative minimum tax
                                                                                       and state and local taxes.
                                                  -----------------------------------------------------------------------
                                                  Interest that is not designated      Taxable as ordinary income.
                                                  as tax-exempt interest.
-------------------------------------------------------------------------------------------------------------------------
New York Municipal                                Interest designated as               Exempt from regular federal income
Money Market Fund                                 tax-exempt interest.                 tax and New York State and New
                                                                                       York City personal income tax, but
                                                                                       may be subject to alternative mini-
                                                                                       mum tax. This exclusion does not
                                                                                       result in a corporate shareholder
                                                                                       being exempt for New York State
                                                                                       and City franchise tax purposes.
                                                  ------------------------------------------------------------------------
                                                  Interest that is not designated      Taxable as ordinary income.
                                                  as tax-exempt interest.
--------------------------------------------------------------------------------------------------------------------------
All funds                                         Distributions of short-term          Taxable as ordinary income.
                                                  capital gain.
                                                  ------------------------------------------------------------------------
                                                  Distributions of long-term           Taxable as long-term capital
                                                  capital gain.                        gain.
                                                  ------------------------------------------------------------------------
                                                  Redemptions or exchanges             No gain or loss as long as the
                                                  of fund shares.                      fund maintains a constant
                                                                                       $1 share price.
--------------------------------------------------------------------------------------------------------------------------


After the end of each year, each fund will provide you with information about the dividends and distributions you received during the previous year.

Taxable dividends and distributions are taxable whether they are received in cash or additional shares.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding with respect to your distributions and taxable dividends. The current rate of back-up withholding is 30%. Back-up withholding is not an additional tax and may be credited against overall tax liability.

Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

Financial Highlights - Class 1
--------------------------------------------------------------------------------


These financial highlights tables are intended to help you understand the Boston Advisors Cash Reserves Fund, the Boston Advisors U.S. Government Money Market Fund, and the Boston Advisors Tax Free Money Market Fund's financial performance for the period of such Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the period ended April 30, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Boston Advisors Cash Reserves Fund, the Boston Advisors U.S. Government Money Market Fund, and the Boston Advisors Tax Free Money Market Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request. Because the Boston Advisors New York Municipal Money Market Fund had not been in operation as of April 30, 2002, no financial highlights are available. Because the Class 2 shares of the Boston Advisors U.S. Government Money Market Fund and the Boston Advisors Tax Free Money Market Fund had not commenced operations as of the date of this prospectus, no financial highlights are available for this share class.

                  --------------------------------------------------------------------------------------------------------


                                                                                                  Boston Advisors
                                                                                                Cash Reserves Fund
                                                                                      ------------------------------------
                                                                                            For the            For the
                                                                                          Year Ended          Year Ended
                                                                                        April 30, 2002      April 30, 2001/1/
                                                                                      -----------------    ---------------
                  Net asset value, beginning of year                                    $       1.000        $       1.000
                                                                                        -------------        -------------
                  Increase in Net Assets from Operations
                  Net investment income                                                         0.022                0.050
                                                                                        -------------        -------------
                  Net increase from investment operations                                       0.022                0.050
                                                                                        -------------        -------------
                  Distributions to Shareholders from:
                  Net investment income                                                        (0.022)              (0.050)
                                                                                        -------------        -------------
                  Total distributions                                                          (0.022)              (0.050)
                                                                                        -------------        -------------
                  Net asset value, end of year                                          $       1.000        $       1.000
                                                                                        =============        =============
                  Total Return                                                                   2.25%                5.07%/2/
                  Ratios/Supplemental Data:
                     Net assets, end of year (000's)                                    $   1,346,260        $   1,146,333
                     Ratio of net operating expenses to average net assets                       0.90%                0.90%/3/
                     Ratio of net investment income to average net assets                        2.17%                5.42%/3/
                     Ratio of expense to average net assets
                       prior to waived fees and reimbursed expenses                              0.99%                1.03%/3/
                     Ratio of net investment income to average net assets
                       prior to waived fees and reimbursed expenses                              2.08%                5.29%/3/
                  --------------------------------------------------------------------------------------------------------

/1/ For the period from commencement of offering of Class 1 shares, June 5, 2000 to April 30, 2001.
/2/  Not annualized.
/3/  Annualized.

Financial Highlights - Class 2
--------------------------------------------------------------------------------


      -------------------------------------------------------------------------------------------------------
                                                                                   Boston Advisors
                                                                                  Cash Reserves Fund
                                                                           ----------------------------------
                                                                              For the          For the
                                                                             Year Ended       Year Ended
                                                                           April 30, 2002  April 30, 2001/1/
      Net asset value, beginning of year                                      $  1.000         $  1.000
                                                                              --------         --------
      Increase in Net Assets from Operations
      Net investment income                                                      0.025            0.020
                                                                              --------         --------
      Net increase from investment operations                                    0.025            0.020
                                                                              --------         --------
      Distributions to Shareholders from:
      Net investment income                                                     (0.025)          (0.020)
                                                                              --------         --------
      Total distributions                                                       (0.025)          (0.020)
                                                                              --------         --------
      Net asset value, end of year                                            $  1.000         $  1.000
                                                                              ========         ========
      Total Return                                                                2.50%            2.01%/2/
      Ratios/Supplemental Data:
         Net assets, end of year (000's)                                      $ 19,898         $ 19,003
         Ratio of net operating expenses to average net assets                    0.65%            0.66%/3/
         Ratio of net investment income to average net assets                     2.44%            5.22%/3/
         Ratio of expense to average net assets
           prior to waived fees and reimbursed expenses                           0.74%            0.83%/3/
         Ratio of net investment income to average net assets
           prior to waived fees and reimbursed expenses                           2.35%            5.05%/3/
      -------------------------------------------------------------------------------------------------------

/1/ For the period from commencement of offering of Class 2 shares, December 13,
    2000 to April 30, 2001.
/2/ Not annualized.
/3/ Annualized.

Financial Highlights - Class 1
--------------------------------------------------------------------------------


      ------------------------------------------------------------------------------------------------------

                                                                                 Boston Advisors
                                                                         U.S. Government Money Market Fund
                                                                       -------------------------------------
                                                                                For the        For the
                                                                              Year Ended      Year Ended
                                                                           April 30, 2002  April 30, 2001/1/
      Net asset value, beginning of year                                      $  1.000        $  1.000
                                                                              --------        --------
      Increase in Net Assets from Operations
      Net investment income                                                      0.022           0.049
                                                                              --------        --------
      Net increase from investment operations                                    0.022           0.049
                                                                              --------        --------
      Distributions to Shareholders from:
      Net investment income                                                     (0.022)         (0.049)
                                                                              --------        --------
      Total distributions                                                       (0.022)         (0.049)
                                                                              --------        --------
      Net asset value, end of year                                            $  1.000        $  1.000
                                                                              ========        ========
      Total Return                                                                2.20%           4.98%/2/
      Ratios/Supplemental Data:
         Net assets, end of year (000's)                                      $194,813        $112,373
         Ratio of net operating expenses to average net assets                    0.90%           0.90%/3/
         Ratio of net investment income to average net assets                     2.10%           5.34%/3/
         Ratio of expense to average net assets
           prior to waived fees and reimbursed expenses                           1.01%           1.07%/3/
         Ratio of net investment income to average net assets
           prior to waived fees and reimbursed expenses                           1.99%           5.17%/3/
      ------------------------------------------------------------------------------------------------------

/1/ For the period from commencement of offering of Class 1 shares, June 5,
    2000 to April 30, 2001.
/2/ Not annualized.
/3/ Annualized.

Financial Highlights - Class 1
--------------------------------------------------------------------------------


     -------------------------------------------------------------------------------------------------
                                                                             Boston Advisors
                                                                       Tax Free Money Market Fund
                                                                   -----------------------------------
                                                                       For the            For the
                                                                     Year Ended         Year Ended
                                                                   April 30, 2002    April 30, 2001/1/
                                                                   --------------    -----------------
     Net asset value, beginning of year                                $ 1.000           $ 1.000
                                                                       -------           -------
     Increase in Net Assets from Operations
     Net investment income                                               0.013             0.027
                                                                       -------           -------
     Net increase from investment operations                             0.013             0.027
                                                                       -------           -------
     Distributions to Shareholders from:
     Net investment income                                              (0.013)           (0.027)
                                                                       -------           -------
     Total distributions                                                (0.013)           (0.027)
                                                                       -------           -------
     Net asset value, end of year                                      $ 1.000           $ 1.000
                                                                       =======           =======
     Total Return                                                         1.30%             2.77%/2/

     Ratios/Supplemental Data:
        Net assets, end of year (000's)                                $85,138           $73,525
        Ratio of net operating expenses to average net assets             0.90%             0.90%/3/
        Ratio of net investment income to average net assets              1.24%             2.99%/3/
        Ratio of expense to average net assets
          prior to waived fees and reimbursed expenses                    1.02%             1.09%/3/
        Ratio of net investment income to average net assets
          prior to waived fees and reimbursed expenses                    1.12%             2.80-%/3/
     -------------------------------------------------------------------------------------------------

/1/ For the period from commencement of offering of Class 1 shares, June 5,
    2000 to April 30, 2001.
/2/ Not annualized.
/3/ Annualized.

For More Information
--------------------------------------------------------------------------------

Boston Advisors Money Market Funds

For investors who want more information about the Boston Advisors money market funds, the following documents are available free upon request:


Annual/Semi-annual Reports Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. The funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.


Statement of Additional Information (SAI) The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.


Investors can get free copies of the funds' annual and semi-annual reports and SAIs and request other information about the funds by contacting the funds at:

Boston Advisors Money Market Funds
100 Federal Street, 29th Floor
Boston, MA 02110
Telephone: 1-800-523-5903
E-mail: funds@bostonadvisors.com
Internet: http://www.bostonadvisors.com

Effective September 17, 2002, Boston Advisors, Inc. will be located at One Federal Street, 26th Floor, Boston, MA 02110.


With your consent, Boston Advisors may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the funds. If you wish to revoke your consent to this practice, you may do so by notifying Boston Advisors by phone or in writing.

Investors can review the funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

     . For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102
     .  Free from the Commission's Internet web site at http://www.sec.gov.
     .  By electronic request at the following E-mail address:
        publicinfo@sec.gov.

Investors can get information about the operation of the Public Reference Room by calling 1-202-942-8090.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Investment Company Act file no. 811-9675

                              BOSTON ADVISORS TRUST
                               100 Federal Street
                           Boston, Massachusetts 02110

                       STATEMENT OF ADDITIONAL INFORMATION

                       Boston Advisors Cash Reserves Fund


                Boston Advisors U.S. Government Money Market Fund
                   Boston Advisors Tax Free Money Market Fund
              Boston Advisors New York Municipal Money Market Fund



                           Class 1 and Class 2 shares

                                 August 29, 2002

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with Boston Advisors Trust's prospectus dated August 29, 2002, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling 1-800-523-5903 or by written request to Boston Advisors Trust (the "Trust") at 100 Federal Street, Boston, Massachusetts 02110. You can also obtain a copy of the Trust's prospectus from our website at www.bostonadvisors.com. The Trust's financial statements for the fiscal year ended April 30, 2002 are hereby incorporated into this SAI by reference.


TABLE OF CONTENTS


                                                                           PAGE
1. Trust History                                                               2
2. Description of the Trust and its Investments and Risks                      2
3. Management of the Trust                                                    17
4. Investment Adviser                                                         20
5. Control Persons and Principal Holders of Securities                        22
6. Principal Underwriter and Distribution Plan                                22
7. Shareholder Servicing/Transfer Agent                                       24
8. Custodian and Administrator                                                25
9. Independent Public Accountants                                             25
10. Portfolio Transactions                                                    25
11. Description of Shares                                                     26
12. Pricing of Shares                                                         28
13. Tax Status                                                                29
14. Investment Results                                                        34
15. Financial Statements                                                      36
16. Appendix - Description of Short-term Debt Ratings                         37

1. TRUST HISTORY

The Trust was organized as a Massachusetts business trust on September 30, 1999.

2. DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

The Trust is an open-end management investment company consisting of four funds:
Boston Advisors Cash Reserves Fund ("Cash Reserves Fund"), Boston Advisors U.S. Government Money Market Fund ("U.S. Government Fund"), Boston Advisors Tax Free Money Market Fund ("Tax Free Fund") and Boston Advisors New York Municipal Money Market Fund ( "New York Municipal Fund") (each a "Fund," collectively the "Funds"). Since a relatively high percentage of the New York Municipal Fund's assets may be invested in the obligations of a limited number of issuers, the value of New York Municipal Fund shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

The prospectus presents the investment objective and the principal investment strategies and risks of the Funds. This SAI supplements the disclosure in the Trust's prospectus and provides additional information about each Fund's investment policies or restrictions.

Restrictions or policies stated as a maximum percentage of a Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction applies. Accordingly, any later increase or decrease resulting from a change in values, total assets, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund's restrictions and policies.

Compliance With Money Market Fund Rule 2a-7. Each Fund intends to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which includes restrictions on, among other things, the maturity and credit ratings of a Fund's portfolio securities.

Under normal circumstances, each Fund will invest in high quality money market securities with a maximum remaining maturity of 397 days from the date of the purchase. Each Fund will maintain a dollar-weighted average maturity of 90 days or less.

Municipal Obligations. The New York Municipal Fund invests primarily in municipal obligations. The Tax Free Fund also invests in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."


Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are usually general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonable revenues such as income, sales, use and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provided for the repayment of the notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the issuance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there had been a default. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof.


When investing in municipal obligations, the Tax Free and New York Municipal Funds may also acquire securities in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations if, in the opinion of bond counsel, interest payments on these custodial receipts are excluded from gross income for federal income tax purposes. These obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.


Bonds. Municipal bonds have two principal classifications, "general obligation" bonds and "revenue" bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Private activity bonds (a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.


Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which a Fund may purchase are limited to short-term serial bonds -- those with original or remaining maturities of thirteen months or less. A Fund may purchase long-term bonds only if they have a remaining maturity of thirteen months or less. These include bonds called for redemption if the redemption payment date will occur within thirteen months. A Fund may also purchase long-term bonds (sometimes referred to as "Put Bonds") that are subject to a mutual commitment by the Fund and the issuer to redeem the bond at par at a designated time within thirteen months.


A tender option bond is a municipal obligation (generally held under a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the grant by a third party, such as a bank, broker-dealer or other financial institution, to the security holder the option, at periodic intervals, to tender its securities to the institution and receive the security's face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing agent, that would cause the bond, coupled with the tender option, to trade at par on the date of this determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrade in the credit rating assigned to, the issuer of the bond.


The tender option will reduce the maturity of tender option bonds and the average portfolio maturity of each Fund. The liquidity of a tender option bond depends on the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of Boston Advisors, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund's credit quality requirements, to be inadequate.


In addition to general obligation bonds, revenue bonds and serial bonds, there is a variety of hybrid and special type of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

Yields on municipal obligations depend on a variety of factors; including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time of payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Money Market Instruments. The Cash Reserves, Tax Free, and New York Municipal Funds may invest in short-term money market instruments including commercial bank obligations and U.S. dollar denominated commercial paper. Commercial bank obligations include certificates of deposit, time deposits and bankers' acceptances. Obligations of branches of U.S. and non-U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited to an obligation of that branch by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities generally, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Cash Reserves and New York Municipal Funds to investment risks that are different from those of investments in obligations of domestic issuers.

Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Cash Reserves and New York Municipal Funds also may invest in variable amount master demand notes (which is a type of commercial paper). Each of these notes is a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement. Transfer of these notes is usually restricted by the issuer, and there is no secondary trading market for these notes.

Certificates of Deposit. The Cash Reserves, Tax Free and New York Municipal Funds may invest in certificates of deposit of banks and savings and loan associations.


Investing in certificates of deposit issued by non-U.S. banks and non-U.S. branches of U.S. banks involves some risks that are different from those associated with investing in certificates of deposit issued by U.S. banks. These risks include the possible imposition of withholding taxes on interest income, the possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against non-U.S. banks and non-U.S. branches of U.S. banks.


U.S. Government Securities. The U.S. Government Fund invests exclusively in short-term U.S. government securities and repurchase agreements based on U.S. government securities. U.S. government securities include all securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. government securities in which the Cash Reserves, Tax Free, and New York Municipal Funds may invest include debt obligations issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Central Bank for Cooperatives, District of Columbia Armory Board, Export-Import Bank of the U.S., Farmers Home Administration, Federal Farm Credit Banks, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), General Services Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Resolution Trust Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987).


Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.


U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount at the time of issuance approximates the total amount of interest the security will accrue and compound over the period until maturity, or the particular interest payment date at a rate of interest reflecting the market rate of the security. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that provide for regular payments of interest. The Funds accrue income on these investments for tax and accounting purposes, which is distributable to shareholders. Because no cash is received at the time of accrual, a Fund may have to liquidate other portfolio securities to satisfy the Fund's distribution obligations. In this case the Fund will forego the purchase of additional income producing assets with these proceeds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


Mortgage-Backed Securities. The Cash Reserves, Tax Free, and New York Municipal Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities ("SMBS"), and other types of "mortgage-backed securities" that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), provide for payments of both principal and interest at a variety of intervals; others provide for semiannual interest payments at a predetermined rate and the repayment of principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time a Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of the premium paid.


Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds at "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.


Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayment rates on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Cash Reserves, Tax Free, and New York Municipal Funds may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee.

Asset-Backed Securities. The Cash Reserves, Tax Free, and New York Municipal Funds may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

Forward Commitments and When-Issued Securities. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such a commitment, the Fund will hold the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Rate and Floating Rate Demand Instruments. The Cash Reserves, Tax Free, and New York Municipal Funds may purchase variable and floating rate demand instruments that are tax-exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless a Fund instructs otherwise. The Trust, on behalf of a Fund, intends to exercise the demand feature only (1) upon a default under the terms of the debt security,
(2) as needed to provide liquidity to a Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure.

A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. Accordingly, both the long-term and short-term ratings for any variable or floating rate demand instruments must satisfy a Fund's credit criteria, except that if credit support is provided, a Fund may rely solely upon the short-term rating of the variable or floating rate demand instrument. To be eligible for purchase of a Fund, a variable or floating rate demand instrument which is unrated must have quality characteristics similar to those of other obligations in which the Fund may invest. Boston Advisors may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, the credit of either the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

The Cash Reserves, Tax Free, and New York Municipal Funds may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide a Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Standby Commitments. In order to enhance the liquidity, stability or quality of municipal obligations, the Cash Reserves, Tax Free, and New York Municipal Funds may each acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by U.S. or non-U.S. banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specific intervals, and may form part of a security or be acquired separately by a Fund. In considering whether a security meets a Fund's quality standards, Boston Advisors will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

Illiquid Securities. None of the Funds will invest more than 10% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days and lacking a demand feature will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A, are commercial paper offered in reliance on Section 4(2) of the 1933 Act or are eligible for another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Boston Advisors. Boston Advisors determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. These procedures require Boston Advisors to consider, among other things, (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to buy the security, (3) the number of potential purchasers, (4) dealer undertakings to make a market in the security, (5) the nature of the security and (6) the time needed to dispose of the security. The Board of Trustees monitors Boston Advisors' application of these procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund's ability to raise cash for redemptions or other purposes.

Repurchase Agreements. All of the Funds may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Boston Advisors reviews and monitors the creditworthiness of any institution that enters into a repurchase agreement with a Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily.

Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller under an outstanding repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would risk losing some or all of the principal and interest involved in the transaction.

Other Investment Companies. The Funds reserve the right to invest in the securities of other money market fund investment companies. A Fund may not invest more than 3% of the voting securities of any other money market fund investment company. A Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by such Fund.

Asset Segregation. The 1940 Act requires that each Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging such Fund's portfolio. If a Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Boston Advisors will segregate liquid assets in an amount required to comply with the 1940 Act. These segregated assets will be valued at market daily. If the aggregate value of these segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

NEW YORK RISK FACTORS

The following represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of the State of New York (the "State") and the City of New York (the "City") available as of the date of this SAI. The New York Municipal Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the New York Municipal Fund or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends. Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

The New York Economy. The terrorist attacks of September 11, 2001, have had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002. While the State's rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attacks resulted in a slowdown in New York more severe than to the nation as a whole. Nonetheless, in recent years, the gap between the national and State growth rates continues to narrow.

The risks to the State economic forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the State forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a significant impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

In addition, the State has noted that there are additional risks to its forecast resulting from the uncertainties in the U.S. economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

The 2002-03 State Financial Plan (current fiscal year) and Forecast for 2003-2005. In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the "Executive Plan") with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to the Division of Budget ("DOB"). In April 2002, the DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. On May 22, 2002, the DOB issued a revised 2002-03 Financial Plan (the "Financial Plan") following final action on the budget by the State Legislature.

The Financial Plan projects total General Fund receipts at $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the previous fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the previous fiscal year. The State expects to end the 2002-03 fiscal year with a closing General Fund balance of $716 million. Further, the Financial Plan projects General Fund budget gaps of $2.8 billion for the 2003-04 and $3.3 billion for the 2004-05 fiscal years. The General Fund is the principal operating fund of the State and is used for all financial transactions except those required to be accounted for in another fund.

The Executive Plan projected General Fund budget gaps of $2.8 billion for the 2003-04 and $3.3 billion for 2004-05 fiscal years. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap which is larger than projected at the time of the Executive Plan, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Financial Plan. The Governor will submit a balanced budget and Financial Plan for the 2003-04 in early 2003, as required by law.

Special Considerations. The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. The DOB is forecasting a significant decline in financial sector profits for 2002. The DOB also expects that the decline in equity values observed since early 2002, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.

In addition to the recent terrorist attacks in New York City, many other complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

Ratings. Standard & Poor's rates the State's general obligation bonds AA, and Moody's rates the State's general obligation bonds A2. On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA.

New York City

Overview. The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2006 fiscal years. Implementation of the financial plan is dependent upon the City's ability to market its securities successfully. The financial plan is also dependent on the financing capacity of the New York City Transitional Finance Authority (the "TFA"), which is currently authorized to have outstanding $2.5 billion in recovery bonds and notes. The City's program for financing capital projects for fiscal years 2002 through 2006 includes the anticipated issuance of approximately $13.6 billion of general obligation bonds and approximately $3.9 billion of bonds (excluding obligations issued to pay costs relating to the September 11 attacks) to be issued by the TFA. The City assumes that borrowings from the TFA and federal aid will pay in substantial part for the costs relating to the September 11 attacks. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes as well as those issued by the TFA and other City agencies.

The 2002-06 Financial Plan. As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On June 26, 2002, the City released the 2002-06 Financial Plan (the "City Financial Plan"), which relates to the City and certain entities which receive funds from the City. The City Financial Plan projects a surplus in the 2002 fiscal year (before discretionary transfers), budget balance in the 2003 fiscal year and projects gaps of $3.7 billion, $4.2 billion and $4.6 billion for fiscal years 2004 through 2006, respectively balanced in accordance with GAAP. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

Special Considerations. The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the ability of the City to implement cost reduction initiatives (including the July 18, 2002, announcement by the Mayor that was directed to the Office of Management and Budget to reserve 7.5% of City-funded spending to address projected gaps and provide reserves); and (iv) the impact of real estate market conditions.

With respect to the impact of September 11 on the City Financial Plan, the Plan assumes that the City's costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the TFA. The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The President has submitted a bill to Congress which would bring the total commitment of federal disaster assistance for New York to $21.4 billion. Included in the $21.4 billion is $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of September 11 on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources which will be required.

Finally, although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the City's Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Ratings. On September 13, 2000, Standard & Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was revised in August 2000 to A2 from A3. On November 16, 2001, Moody's revised its outlook on City bonds to negative from uncertain. The revised outlook reflects the disruptive effects of the September 11 attack on the City's economy, the effects of the national economic recession that evidenced strain on the critical financial services sector even prior to September 11 and projections of resultant current year and outyear revenue loss and spending increases attributable to these events. On March 8, 1999, Fitch Ratings revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch Ratings revised its rating to A+. Moody's, Standard & Poor's and Fitch Ratings currently rate the City's outstanding general obligation bonds A2, A and A+, respectively.

Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2001, amounted to approximately $4.2 billion.

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund has adopted certain investment restrictions which, along with that Fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of that Fund. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of:


1.67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2. more than 50% of the outstanding shares of the Fund.


For all Funds other than New York Municipal Fund:

Each Fund may not:

(1) purchase securities, excluding U.S. government securities and repurchase agreements, refunded bonds and other securities backed by U.S. government securities, if this purchase would cause 25% or more of the Fund's total assets to be invested in securities of issuers conducting their principal business in the same industry. The Fund may, but is not required to, concentrate in securities issued by U.S. banks or U.S. branches of foreign banks. Foreign countries, U.S. territories, states, municipalities and their respective agencies and instrumentalities are not considered to be industries.

For New York Municipal Fund:


The Fund may not:

(1) invest more than 25% of its assets in the securities of "issuers" in any single industry, provided there shall be no limitation on the Fund to purchase New York municipal obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity is deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit is considered a separate security and will be treated as an issue of such government, other entity or bank.


For all Funds:


Each Fund may not:

(2) borrow money, except that the Fund may (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the Fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) invest in commodities or commodity futures contracts, excluding transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions, to the extent permitted by the fund's prospectus and this statement of additional information.

(5) make loans to any institution, individual or other person, except by (a) purchasing a debt obligation in which the Fund is permitted to invest (b) entering into repurchase agreements and (c) lending portfolio securities;

(6) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;

(7) issue senior securities, except to the extent permitted by the 1940 Act.


For all Funds other than New York Municipal Fund:

Each Fund may not:

(8) purchase a security if that purchase would cause the Fund to be non-diversified under the 1940 Act.

The policy of the New York Municipal Fund requiring that under normal circumstances at least 80% of the Fund's net assets consist of high quality municipal securities with income exempt from regular federal income tax and from New York State and New York City personal income taxes is fundamental and may not be changed by the Trustees without shareholder approval.

Investment Restrictions. Each Fund will not purchase securities when outstanding borrowings exceed 5% of the Fund's total assets.

3.  MANAGEMENT OF THE TRUST

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act. Allen G. Botwinick is considered an interested person of the Trust by virtue of his employment as Executive Vice President of Administration and Operations of the Advest Group, Inc. and Advest, Inc. Michael J. Vogelzang is considered an interested person of the Trust by virtue of his employment as President and Chief Investment Officer of Boston Advisors, Inc.

---------------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------------
                                         Term of                                     Number of      Other
                                         Office+ and    Principal Occupation(s)      Portfolios     Directorships
                            Position(s)  Length of      During Past 5                in Trust       Held by
Name, Address               Held with    Time           Years                        Complex        Trustee
and Age                     Trust        Served                                      Overseen
                                                                                     by Trustee
---------------------------------------------------------------------------------------------------------------------------

Allen G. Botwinick*         Chairman     Trustee and    Executive Vice President     Four           Advest, Inc.
90 State House Square       of the       Chairman of    of Administration and
Hartford, CT 06103          Board        the Board      Operations, The Advest
Age: 59                     and Trustee  since March    Group, Inc. and Advest, Inc.
                                         2000
---------------------------------------------------------------------------------------------------------------------------

Michael J. Vogelzang*       President,   Trustee ,      Boston Advisors, Inc.,       Four           Advest, Inc.
100 Federal Street          Chief        President      President and Chief
Boston, MA 02110            Executive    and Chief      Investment Officer,
Age: 41                     Officer      Executive      4/99 - present;
                            and Trustee  Officer since  Senior Vice President
                                         March 2000     and Chief Investment
                                                        Officer, 8/97 - 4/99.
                                                        Freedom Capital
                                                        Management Corp.,
                                                        Senior Vice President and
                                                        Portfolio Manager, 9/91-
                                                        8/97.
---------------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                         Term of                                     Portfolios
                                         Office+ and                                 in Trust       Other
                            Position(s)  Length of      Principal Occupation(s)      Complex        Directorships
Name, Address and Age       Held with    Time           During                       Overseen by    Held by
                            Trust        Served         Past 5 Years                 Trustee        Trustee

---------------------------------------------------------------------------------------------------------------------------

Mone Anathan III            Trustee      Trustee        Harvard Divinity School,     Four           Brookstone, Inc.
99 Garden Street                         since March    Student, 9/97 - present;                    (specialty retailer)
Cambridge, MA 02136                      2000           President, Filene's
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Age: 63                                                 Basement (off-price
                                                        retailer),1995 - 8/97.
-----------------------------------------------------------------------------------------------------------------------
Hugh A. Dunlap, Jr.         Trustee      Trustee since  Retired, 5/95 - present.     Four           None
29 Lowell Road                           March 2000
Brookline, MA 02445
Age: 70

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Ezekiel Russell Peach, Jr.  Trustee      Trustee since  Retired, 12/99 - present;     Four          Wentworth 84
137 Atlantic Avenue                      March 2000     Robert, Finnegan & Lynah,                   Irrevocable Trust
Marblehead, MA 01945                                    PC (public accounting),
Age: 67                                                 partner/principal, 1968
                                                        -12/99.

-----------------------------------------------------------------------------------------------------------------------

+Each Trustee will hold office until his successor is elected or the Trust is terminated; except that (a) any Trustee may resign by written instrument signed by him and delivered to the other Trustees or to any Trust officer, which will take effect upon delivery or upon such later date as is specified; (b) any Trustee may be removed at any time with or without cause by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal will become effective; (c) any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instruments signed by a majority of the other Trustees, specifying the date of his retirement; or (d) a Trustee may be removed at any special meeting of the shareholders of the Trust by a vote of two-thirds of the outstanding shares of beneficial interest of the Trust.

-------------------------------------------------------------------------------------------------------------
Officers

Name, Address and                        Term of
Age                                      Office/#/ and  Principal Occupation(s)
                            Position(s)  Length of      During Past 5 Years
                            Held with    Time
                            Trust        Served


-------------------------------------------------------------------------------------------------------------
Todd A. Finkelstein         Vice         Vice           Boston Advisors, Inc., Senior Vice President
100 Federal Street          President    President      and Director of Fixed Income, 8/98 - present;
Boston, MA 02110                         since March    BankBoston, Vice President and Senior Investment
Age: 41                                  2000           Officer, 12/94 - 8/98.

-------------------------------------------------------------------------------------------------------------
Donna C. McAdam             Treasurer    Treasurer and  Boston Advisors, Inc., Vice President
100 Federal Street          and Chief    Chief          and Chief Operating Officer, 4/87 - present.
Boston, MA 02110            Financial    Financial
Age: 54                     Officer      Officer since
                                         March 2000

-------------------------------------------------------------------------------------------------------------
Timothy Osborne             Assistant    Assistant      Director, Mutual Fund Administration,
Investors Bank & Trust      Treasurer    Treasurer      Investors Bank & Trust Company, 1/97 - present;
200 Clarendon Street                     since          Manager 1995 - 1997.
Boston, MA 02116                         December
Age: 34                                  2001

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Annellen McNamara           Assistant    Assistant      Director, Mutual Fund Administration, Investors Bank &
Investors Bank & Trust      Treasurer    Treasurer      Trust Company 6/02 - present; Senior Manager 1/00 - 7/02;
200 Clarendon Street                     since March    Manager 1996 - 1999.
Boston, MA 02116                         2002
Age: 35
-------------------------------------------------------------------------------------------------------------------
John DelPrete               Secretary    Secretary      Senior Associate Counsel, Mutual Fund Administration,
Investors Bank & Trust                   since June     Investors Bank & Trust Company, 1/01 - present;
200 Clarendon Street                     2001           Associate Counsel, 5/97 - 12/00.
Boston, MA 02116
Age: 34
-------------------------------------------------------------------------------------------------------------------
Jill Grossberg              Assistant    Assistant      Director and Counsel, Mutual Fund Administration,
Investors Bank & Trust      Secretary    Secretary      Investors Bank & Trust Company, 4/00 - present;
200 Clarendon Street                     since June     Associate Counsel, Putnam Investments, Inc. 3/95 - 4/00.
Boston, MA 02116                         2001
Age: 55
-------------------------------------------------------------------------------------------------------------------


/#/The officers of the Trust are chosen annually by the Trustees and will hold office until their successors are chosen and qualified. Any officer of the Trust may resign by filing a written resignation with the President, with the Trustees or with the Secretary of the Trust. The Trustees may at any meeting remove an officer.

Audit and Nominating Committees. Each Trustee who is not an "Interested Person" of the Trust for purposes of the 1940 Act serves on the Audit and Nominating Committees of the Trust.

The function of the Audit Committee is to (i) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof, and (iii) act as a liaison between the Trust's independent auditor and the full Board of Trustees. The Audit Committee met twice during the fiscal year ended April 30, 2002.

The function of the Nominating Committee is to nominate independent Trustees for election to the Trust's Board of Trustees. The Nominating Committee did not meet during the fiscal year ended April 30, 2002.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund and the Trust as of December 31, 2001.


--------------------------------------------------------------------------------------------------------------

                                                                           Aggregate Dollar Range of Equity
                                                                             Securities in All Registered
                                                                            Investment Companies Overseen
                             Dollar Range of Equity Securities           by Trustee in Family of Investment
Name of Trustee                        in the Funds                                 Companies

--------------------------------------------------------------------------------------------------------------
Allen G. Botwinick          Cash Reserves Fund: Over $100, 000                    Over $100,000

--------------------------------------------------------------------------------------------------------------
Michael J. Vogelzang        Cash Reserves Fund: $1 - $10,000                       $1-$10,000

--------------------------------------------------------------------------------------------------------------
Mone Anathan III                               None                                   None

--------------------------------------------------------------------------------------------------------------
Hugh A. Dunlap, Jr.                            None                                   None
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ezekiel Russell             None                         None
Peach, Jr.
--------------------------------------------------------------------------------

Compensation of Officers and Trustees. The Trust pays no salaries or compensation to any of its officers. The Trust compensates each Trustee who is not affiliated with Boston Advisors or Advest, Inc. with a base fee of $10,000. The fees paid to each Trustee by the Trust for the fiscal year ended April 30, 2002, are shown below:

---------------------------------------------------------------------------------------------------------
                                                 Pension or
                                                 Retirement         Estimated
                                                  Benefits          Annual          Total Compensation
                                Aggregate        Accrued As        Benefits           From Trust and
Name of Person,               Compensation      Part of Fund         Upon           Trust Complex Paid
Position                       From Trust        Expenses         Retirement            to Trustees
---------------------------------------------------------------------------------------------------------
Mone Anathan III                 $10,000           -0-               -0-                    $10,000
---------------------------------------------------------------------------------------------------------
Hugh A. Dunlap, Jr.              $10,000           -0-               -0-                    $10,000
---------------------------------------------------------------------------------------------------------
Ezekiel Russell Peach, Jr.       $10,000           -0-               -0-                    $10,000
---------------------------------------------------------------------------------------------------------


As of August 1, 2002, Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.


4.  INVESTMENT ADVISER

The Trust has contracted with Boston Advisors to act as its investment adviser. Boston Advisors is a wholly owned subsidiary of Advest, Inc. ("Advest"), which is a subsidiary of The Advest Group, Inc. ("Advest Group"), a diversified financial services firm with headquarters in Hartford, Connecticut. The Advest Group is engaged in the financial services business in the U.S. and other countries. Certain Trustees or officers of the Trust are also Trustees and/or officers of Advest and its subsidiaries (see management biographies above). Michael J. Vogelzang, President, Chief Executive Officer and a Trustee of the Trust is President and Chief Investment Officer of Boston Advisors and serves as a director of Advest. Allen G. Botwinick, Chairman of the Board of Trustees and a Trustee of the Trust is Executive Vice President of Administration and Operations of the Advest Group and Advest and serves as a director of Advest. Advest is a member of The MONY Group Inc., a financial services holding company that provides life insurance, annuities and investments through its member companies.


As the Trust's investment adviser, Boston Advisors provides the Trust with investment research, advice and supervision and furnishes an investment program for the Trust consistent with each Fund's investment objective and policies, subject to the supervision of the Trust's Trustees. Boston Advisors determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund's securities transactions, and reports to the Trustees on each Fund's investments and performance.

The investment advisory agreement between Boston Advisors and the New York Municipal Fund was unanimously approved by the Board of Trustees, including a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Trustees"), on March 12, 2002. The continuance of the investment advisory agreement between Boston Advisors and the Cash Reserves, U.S. Government and Tax Free Funds was unanimously approved by the Board of Trustees, including a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Trustees"), on March 12, 2002. In making the determination to approve the investment advisory agreements, the Trustees considered the capability of Boston Advisors to provide advisory services, the reasonableness of the advisory fees in relation to the services provided and the advisory fees paid by other comparable money market funds. Based on these considerations, the Board of Trustees concluded that the terms of the investment advisory agreements were fair and reasonable with respect to each Fund, were in the best interest of each Fund's shareholders and were similar to those that could have been obtained through arm's length negotiations.

Under the terms of its contract with the Trust, Boston Advisors pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Trust. Except for the services provided by Boston Advisors, the Trust pays all of its own ordinary and extraordinary expenses, including, but not limited to: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Boston Advisors or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Funds; (d) issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which each Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the SEC, state blue sky securities agencies and the securities regulators of foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Trust and the Trustees; (i) any distribution or service fees paid by the Trust in accordance with Rule 12b-1 under the 1940 Act; (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of Boston Advisors or the Funds (other than as Trustees); (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any.

In addition to the expenses described above, the Funds will pay brokers' and underwriting commissions chargeable to the Funds in connection with their securities transactions. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable.


Pursuant to the management contract, Boston Advisors will not be liable for any error of judgment or mistake of law or for any loss sustained because of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Boston Advisors. Boston Advisors, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services to the Trust, each Fund pays Boston Advisors a fee at the annual rate of 0.55% of the Fund's average daily net assets. This fee is normally computed and accrued daily and paid monthly. From time to time, Boston Advisors may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of average daily net assets. To the extent that a Fund's total expense ratio falls below its expense limit, Boston Advisors reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years. Boston Advisors has contractually agreed to limit the Funds' advisory fees and to reimburse their other fund expenses to reduce each Fund's total annual operating expenses to 0.90% for Class 1 shares and 0.65% for Class 2 shares of the Fund's average net assets until September 1, 2003. The adviser has voluntarily agreed to waive the New York Municipal Fund's 12b-1 fee on a temporary basis. The adviser reserves the right to terminate this waiver at any time.

For the fiscal year ended April 30, 2002, the Cash Reserves Fund incurred advisory fees of $6,896,384, $1,077,585 of which was waived by Boston Advisors. For the fiscal year ended April 30, 2001, the Cash Reserves Fund incurred advisory fees of $4,700,830, $1,093,892 of which was waived by Boston Advisors.

For the fiscal year ended April 30, 2002, the U.S. Government Fund incurred advisory fees of $966,327, $195,926 of which was waived by Boston Advisors. For the fiscal year ended April 30, 2001, the U.S. Government Fund incurred advisory fees of $498,953, $155,025 of which was waived by Boston Advisors.

For the fiscal year ended April 30, 2002, the Tax Free Fund incurred advisory fees of $458,077, $96,292 of which was waived by Boston Advisors. For the fiscal year ended April 30, 2001, the Tax Free Fund incurred advisory fees of $334,317, $116,959 of which was waived by Boston Advisors.

5. CONTROL PERSONS and PRINCIPAL HOLDERS OF SECURITIES

As of August 1, 2002, no person held 5% or more of the outstanding shares of the Funds.


6.  PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

Principal Underwriter. Advest, 90 State House Square, Hartford, Connecticut 06103, is the principal underwriter for the Trust in connection with the continuous offering of its shares. Boston Advisors is a subsidiary of Advest, Inc., which is a subsidiary of The Advest Group, Inc. The Advest Group, Inc. is a member of The MONY Group Inc., a financial services holding company that provides life insurance, annuities and investments through its member companies.

Allen G. Botwinick, Chairman of the Board of Trustees and a Trustee of the Trust is Executive Vice President of Administration and Operations of The Advest Group, Inc. and Advest, Inc. and serves as a director of Advest, Inc. Michael J. Vogelzang, President, Chief Executive Officer and a Trustee of the Trust serves as a director of Advest, Inc.

The Trust has entered into an underwriting agreement with Advest, which provides that Advest will bear expenses for the distribution of the Trust's shares, other than expenses incurred by Advest for which it is reimbursed or compensated by the Trust under the distribution plan

(discussed below). Advest bears all expenses it incurs in providing services under the underwriting agreement. These expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the Trust. Advest also pays certain expenses in connection with the distribution of the Trust's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Trust bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. Under the underwriting agreement, Advest will use its best efforts in rendering services to the Trust.

The Trust will not generally issue Fund shares for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.


The redemption price of shares of beneficial interest of the Trust may, at Boston Advisors' discretion, be paid in cash or portfolio securities. If redemption proceeds are paid in securities, these securities are valued at the value employed in determining a Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of these securities will be made in such manner as the Board of Trustees deems fair and reasonable.

Distribution Plan. The Trust has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act covering each Fund's Class 1 shares. Under the Plan, a distribution and service fee of 0.25% of each Fund's average daily net assets attributable to Class 1 shares is paid to Advest. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The adviser has voluntarily agreed to waive the New York Municipal Fund's 12b-1 fee on a temporary basis. The adviser reserves the right to terminate this waiver at any time.

Advest may pay up to the entire fee under the Plan to its own representatives or to other dealers for providing services in connection with the sale of each Fund's shares. To the extent this fee is not paid to others, Advest may retain this fee as compensation for its services and expenses incurred in accordance with the Plan. The Plan is a compensation plan, which provides for payment of a specified fee without regard to the actual expense incurred by Advest. If its fee exceeds its expense, Advest will realize a profit. If the Plan was terminated by Trustees of the Trust and a successor plan was adopted, the Funds would cease to make payments under the Plan and Advest would be unable to recover any unreimbursed expenses.


In accordance with the terms of the Plan, Advest provides to the Trustees for their review a quarterly written report of the amounts expended under the Plan and the purposes for which these expenditures were made. In the Trustees' quarterly review of the Plan, they will consider the continued appropriateness and the level of reimbursement or compensation the Plan provides.

No interested person or Trustee of the Trust has any direct or indirect financial interest in the operation of the Plan except to the extent that Advest and certain of its employees are receiving a portion of the payments made by the Trust under the Plan.

The Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Trust and its current and future shareholders. The Plan may not be amended to increase materially the annual percentage rate spent on distribution activities without approval by the shareholders of the affected Fund. Other material amendments to the Plan must be approved by the Trustees.

  Boston Advisors Trust 12b-1 Fees                         For the Fiscal Year
                                                          Ending April 30, 2002

Postage                                                              $       41
Travel                                                                    3,913
Printing and Related Expenses (2115)                                      2,676
Business Meeting Expenses (2115)                                         27,020
Taxes (2115)                                                                  3
Professional Fees                                                           115
Salary                                                                   33,573
Benefits                                                                  6,547
Branch Marketing - Overhead                                           7,298,903
Home Marketing Overhead                                                 292,969
ADP Monetary Trades                                                     229,239
Statement Processing                                                    364,371

Total                                                                $8,259,370


7.  SHAREHOLDER SERVICING/TRANSFER AGENT

The Trust has contracted with Advest Transfer Services, Inc. ("ATS"), a subsidiary of The Advest Group, to act as shareholder servicing and transfer agent for the Trust. The Trust pays ATS an annual maintenance fee of $20.00 for each shareholder account.


Under the terms of its contract with the Trust, ATS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of each Fund; (ii) distributing dividends and capital gains associated with each Fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

For the fiscal years ended April 30, 2002 and 2001, the Cash Reserves Fund incurred transfer agency fees in the amount of $1,365,379 and $1,016,774, respectively.

For the fiscal years ended April 30, 2002 and 2001, the U.S. Government Fund incurred transfer agency fees in the amount of $182,859 and $83,573, respectively.

For the fiscal years ended April 30, 2002 and 2001, the Tax Free Fund incurred transfer agency fees in the amount of $28,963 and $30,059, respectively.

Because the New York Municipal Fund had not been in operation during the fiscal year ended April 30, 2002, no transfer agency fees are available.

8.  CUSTODIAN AND ADMINISTRATOR


Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Trust's assets and serves as administrator of the Trust. The custodian's responsibilities include safekeeping and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends (if any) on the Trust's investments. As administrator, Investors Bank provides certain administrative services to the Trust, such as corporate secretarial services, preparation of Board of Trustees' meeting materials, preparation and filing of regulatory filings with the SEC, calculating each Fund's standardized performance information, preparing annual and semi-annual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties.

For the fiscal years ended April 30, 2002 and 2001, the Cash Reserves Fund incurred custodian and administration fees in the amount of $470,008 and $237,576, respectively.

For the fiscal years ended April 30, 2002 and 2001, the U.S. Government Fund incurred custodian and administration fees in the amount of $79,723 and $31,682, respectively.

For the fiscal years ended April 30, 2002 and 2001, the Tax Free Fund incurred custodian and administration fees in the amount of $37,168 and $21,915, respectively.

Because the New York Municipal Fund had not been in operation during the fiscal year ended April 30, 2002, no custodian and administration fees are available.


9.  INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the Trust's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

10.  PORTFOLIO TRANSACTIONS


Boston Advisors places the portfolio transactions of the Funds and of all other accounts managed by Boston Advisors for execution with many firms. Boston Advisors uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking effective execution, Boston Advisors will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers and banks acting for their own account rather than as brokers, or involve transactions directly with the issuer of such securities.

Boston Advisors and its affiliates are active as investors, dealers and/or underwriters in many types of municipal and money market instruments. These activities could affect the markets for those instruments which the Funds buy, hold or sell. In certain instances there may be securities which are suitable for a Fund's portfolio as well as for one or more of the other clients of Boston Advisors. Investment decisions for each Fund and for Boston Advisor's other clients are made with a view of achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular Fund transaction. Each Fund believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

Under certain directed brokerage arrangements with third-party broker-dealers, these broker-dealers may pay certain of the Trust's custody expenses.

For the fiscal years ended April 30, 2002 and 2001, the amount of brokerage commissions paid by the Cash Reserves Fund was $0.

For the fiscal years ended April 30, 2002 and 2001, the amount of brokerage commissions paid by the U.S. Government Fund was $0.

For the fiscal years ended April 30, 2002 and 2001, the amount of brokerage commissions paid by the Tax Free Fund was $0.

Because the New York Municipal Fund had not been in operation during the fiscal year ended April 30, 2002, no brokerage commissions are available.


11.  DESCRIPTION OF SHARES

As an open-end management investment company, the Trust continuously offers its shares to the public. Under normal conditions, the Trust must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Trust are fully paid and non-assessable by the Trust. Shares will remain on deposit with the Trust's transfer agent and certificates will not normally be issued.

The Trust's Declaration of Trust, dated September 28, 1999 and filed with the Secretary of State of the Commonwealth of Massachusetts on September 30, 1999 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of four series: Boston Advisors Cash Reserves Fund, Boston Advisors U.S. Government Money Market Fund, Boston Advisors Tax Free Money Market Fund and Boston Advisors New York Municipal Money Market Fund. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.

The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Trust, designated as Class 1 shares and Class 2 shares. Class 2 shares are only available to certain select special purpose accounts. Each share of a class of the Trust represents an equal proportionate interest in the assets of the Trust allocable to that class. Upon liquidation of a Fund, shareholders of each class of that Fund are entitled to share pro rata in that Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares. In this case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same investment portfolio and Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class 1 shareholders have exclusive rights to vote on the adoption or amendment of any Class 1 Rule 12b-1 plan.

Shareholders are entitled to one vote for each share held and may vote on the election of Trustees and other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The Trust is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions, approving a management contract or Rule 12b-1 plan and acting on other proposals.

The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights.

The Declaration governs the Trust's operations. A copy of the Declaration is on file with the office of the Secretary of State of Massachusetts and included as an Exhibit to the Trust's registration statement on Form N-1A. The Trust is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of this disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration provides for indemnification to a shareholder by the relevant series of the Trust (including each Fund) for any loss suffered by the shareholder as a result of an obligation of that series. The Declaration also provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

The Declaration provides that the Trustees of the Trust will not be liable for any action taken by them in good faith. The Trustees will be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make these reports. The Declaration further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration provides that the Trust will indemnify the Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined in the manner provided in the Declaration that they may have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, their conduct was in the best interests of the Trust, and in all other cases, that the conduct was at least not opposed to the best interest of the Trust (and in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration or the By-laws protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

12.  PRICING OF SHARES


The net asset value per share of each class of the Funds is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each class of a Fund is computed by taking the value of all of a Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

Except as set forth in the following paragraph, each Fund's portfolio investments are valued on each business day using the amortized cost method. This method involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the investment. During periods of declining interest rates, the yield on shares of a Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.


The valuation of a Fund's portfolio investments based upon their amortized cost is permitted by Rule 2a-7 under the 1940 Act. Rule 2a-7 requires the Funds to adhere to certain conditions. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the Funds for the purpose of maintaining sales and redemptions at $1.00 per share. There is no guarantee that a Fund will be able to maintain a stable share price. These procedures will include the review of the Funds' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Fund's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. If the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (1) selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) offsetting each shareholder's pro rata portion of the deviation between the net asset value and $1 from the shareholder's account and unpaid dividends; (3) reducing or increasing the number of outstanding shares on a pro rata basis; or
(4) establishing a net asset value per share by using available market quotations.

13.  TAX STATUS

It is each Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a separate regulated investment company. These requirements relate to the sources of a Fund's income, the diversification of its assets and the distribution of its income to shareholders. If a Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing and other requirements, all investment company taxable income, net tax-exempt interest, and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying U.S. federal income tax.

If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to federal income tax. Under the Code, each Fund will be subject to a nondeductible 4% excise tax on a portion of its undistributed ordinary income (not including tax-exempt interest) and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

In order to qualify as a regulated investment company under Subchapter M, each Fund must, among other things, derive at least 90% of its annual gross income from interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income (the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements.

Each Fund's dividends from investment company taxable income, which includes taxable net investment income and net short-term capital gain in excess of net long-term capital loss, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Each Fund's dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time Fund shares have been held. Each Fund does not anticipate that it will earn or distribute any net capital gain. The U.S. federal income tax status of all distributions (including exempt-interest dividends, as described below) will be reported to shareholders annually.

Each Fund does not anticipate that its dividends and distributions will qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Subchapter M of the Code permits tax-exempt interest received by a regulated investment company to flow through as tax-exempt "exempt-interest dividends" to its shareholders, provided that at least 50% of the value of the company's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from federal gross income under Section 103(a) of the Code. The Tax Free and New York Municipal Funds intend to satisfy this 50% requirement in order to permit its distributions to shareholders of tax-exempt interest to be treated as exempt-interest dividends under the Code. The Tax Free and New York Municipal Funds' distributions to shareholders that are properly designated as exempt-interest dividends for any taxable year of the Fund are therefore not subject to regular federal income tax, although they are required to be reported on a shareholder's U.S. federal income tax return and may be subject to the individual and corporate alternative minimum taxes described below. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by a Fund during any particular month.

A portion of the income that the Tax Free or New York Municipal Funds receive and distribute to shareholders may not qualify as exempt-interest dividends and accordingly will be taxable. Taxable income or gains that result in taxable distributions include, for example, income from repurchase agreements, interest from U.S. government obligations, income from securities lending, and gains from the sale of investments, including when-issued or forward-commitment transactions. Distributions of accrued market discount that is required to be included in income with respect to securities acquired at a market discount and a portion of the discount from certain stripped tax-exempt obligations or their coupons are also taxable.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax Free or New York Municipal Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such Fund. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits the exemption from federal income taxation of interest on certain governmental obligations by persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Tax Free and New York Municipal Funds will not undertake any investigation as to the users of the facilities financed by any tax-exempt obligations in its portfolio, and the Funds may not be an appropriate investment for substantial users (or related persons) of these facilities.

Exempt-interest distributions are taken into account in computing the portion, if any, of Social Security and Railroad Retirement benefits subject to federal income tax. Shareholders are required to report their receipt of tax-exempt interest, including exempt-interest dividends, on their U.S. federal income tax returns.

Any portion of an exempt-interest dividend paid by the Tax Free and New York Municipal Funds that is attributable to interest on certain private activity bonds is an item of tax preference that is subject to the U.S. federal individual alternative minimum tax and the alternative minimum tax on corporations.

Exempt-interest dividends from interest the Tax Free and New York Municipal Funds earn on any tax-exempt bonds may increase a corporate shareholder's liability for the federal corporate alternative minimum tax because 75% of the excess of adjusted current earnings over alternative minimum taxable income is an adjustment that, except to the extent already taken into account as private activity bond interest, increases the alternative minimum taxable income subject to the corporate alternative minimum tax.

The Cash Reserves, Tax Free, and New York Municipal Funds may purchase securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A Fund may pay for a standby commitment either separately or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of the securities and reducing the yield otherwise available. The IRS has issued private letter rulings (which do not serve as precedent) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of a regulated investment company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities to be purchased by the seller or a third party. A Fund intends to take the position that it is the owner of the securities acquired subject to standby commitment or other third party put and that tax-exempt interest earned with respect to such securities will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

For U.S. federal income tax purposes, each Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by these losses, they would not result in U.S. federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, or, in general, any other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), a Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a

Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

Redemptions and exchanges of shares are taxable events for shareholders that are subject to tax but generally will not result in any taxable gain or any loss if the applicable Fund successfully maintains a constant net asset value per share. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed, in the case of the Tax Free and New York Municipal Funds, to the extent of any exempt-interest dividends paid with respect to such shares. For each Fund, any such loss that is not disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Losses on redemptions or other dispositions of shares of a Fund may be disallowed under "wash sale" rules in the event of other investments in that Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares of that Fund. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments. Shareholders should consult their own tax advisers about their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as this discussion assumes, and the tax treatment of any gains or loses recognized in these transactions.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gain, with respect to its investments (if any) in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes in some cases. None of the Funds will satisfy the requirements for passing through to its shareholders its pro rata shares of qualified foreign taxes paid by the Fund. Accordingly, shareholders will not include these taxes in their gross incomes and will not be entitled to a tax deduction or credit for these taxes on their own tax returns.


Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) (i) obligations issued by that state or certain of its political subdivisions or (ii) certain U.S. government obligations (not including repurchase agreements), provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Trust may in its sole discretion provide relevant information to shareholders.

Federal law requires that each Fund withhold (as "backup withholding") at a rate currently of 30% amounts with respect to reportable payments, including dividends (other than exempt-interest dividends) to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which a Fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends. Backup withholding is not an additional tax and any amounts withheld may be credited against a taxpayer's ultimate Federal Income tax liability.

If, as anticipated, the Funds qualify as regulated investment companies under the Code, they will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. Federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding on certain other payments from a Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

New York Taxes. The designation of all or a portion of a dividend paid by the New York Municipal Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the New York Municipal Fund to New York shareholders will not be subject to New York State and New York City personal income taxes.

Dividends, whether received in cash or additional shares, derived from the New York Municipal Fund's other investment income (including interest on U.S. Government obligations and municipal obligations other than those described in the preceding paragraphs), and from the New York Municipal Fund's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the New York Municipal Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.

Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the New York Municipal Fund will be included in a corporate shareholders investment capital determining its liability, if any, for these taxes.

Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New York State and New York City personal income taxes, such as the New York Municipal Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.

14.  INVESTMENT RESULTS

Quotations, Comparisons and General Information. From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the Funds may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of a Fund's classes may be compared to rankings prepared by Lipper Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500, an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

In addition, the performance of the classes of a Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The Funds may also include securities industry or comparative performance information in advertising or materials marketing a Fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, Thomson Financial, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Funds are listed in any such publication) or used for comparison. A Fund may also use performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of a Fund.

The Funds may also present, from time to time, historical information depicting the value of a hypothetical account in one of more classes of a Fund since inception.

In presenting investment results, the Funds may include references to certain financial planning concepts, including (a) an investor's need to evaluate his or her financial assets and obligations to determine how much to invest; (b) an investor's need to analyze the objectives of various investments to determine where to invest; and (c) an investor's need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Standardized Yield Quotations. From time to time, the Trust may provide yield quotations for each Fund's shares. These quotations are calculated by standard methods prescribed by the SEC and may from time to time be used in the Trust's Prospectus, SAI, advertisements, shareholder reports or other communications to shareholders. However, these yield quotations do not necessarily represent the future performance of any Fund. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields of a Fund will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in its expenses.

A Fund's yield quotations are computed using the appropriate figures for a particular class as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing Class 1 or Class 2 account having a balance of one share at the beginning of the seven-day base period is determined by subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the net change in value by the value of the share at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to a Fund, in proportion to the length of the base period and the Fund's average account size (for any fees that vary with the size of an account).

The Trust may also advertise quotations of each Fund's effective yield. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:


Effective Yield = (base period return + 1) 365/7 - 1


The Tax Free and New York Municipal Funds may advertise their tax equivalent current and effective yields. The Tax Free and New York Municipal Funds' tax equivalent current yields are calculated by dividing that portion of the Tax Free or New York Municipal Fund's yields that are tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Funds' yields that are not tax-exempt. The Tax Free and New York Municipal Fund's tax equivalent effective yields are calculated by dividing that portion of the Tax Free or New York Municipal Fund's effective yields that are tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Funds' effective yields that are not tax-exempt.


All yields are calculated in accordance with SEC mandated standard formulas.


The Cash Reserves Fund's (Class 1) 7 day yield on 4/30/02 was 1.0%.

The Cash Reserves Fund's (Class 2) 7 day yield on 4/30/02 was 1.25%.

The U.S. Government Fund's (Class 1) 7 day yield on 4/30/02 was 0.97%.

The Tax Free Fund's (Class 1) 7 day yield on 4/30/02 was 0.85%.

Because the New York Municipal Fund had not commenced operations as of 4/30/02, no yield information is available.

15.  FINANCIAL STATEMENTS

The Trust's audited Financial Statements, including the Financial Highlights, for the period ended April 30, 2002, appearing in the Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein and are hereby incorporated by reference in this SAI. The Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

16.  APPENDIX - DESCRIPTION OF SHORT-TERM DEBT RATINGS1

Moody's Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


--------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Trust's fiscal year-end.

Notes. Ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance on bond risk are of lesser importance in the short run. Symbols will be used as follows:

MIG-1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both.

MIG-2: Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first component represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

(a)  (1)  Declaration of Trust/1/

     (2)  Amendment to the Declaration of Trust/3/

     (3)  Amendment to the Declaration of Trust/4/

(b)  (1)  By-Laws/1/

     (2)  Amendment to the By-Laws/3/

(c)  Not Applicable

(d) (1) Investment Adviser Agreement for the Cash Reserves Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund/1/

     (2) Investment Adviser Agreement for the New York Municipal Money Market Fund/5/

(e)  (1)  Distribution Agreement/3/

     (2)  Amended Distribution Agreement/5/

(f)  Not Applicable

(g)  (1)  Custodian Agreement/3/

     (2)  Amendment to Custodian Agreement/3/

     (3)  Amendment to Custodian Agreement/5/

(h)  (1)  Administration Agreement/3/

     (2)  Amendment to Administration Agreement/3/

     (3)  Amendment to Administration Agreement/5/

     (4)  Transfer Agency and Service Agreement/3/

     (5)  Amended Transfer Agency and Service Agreement/5/

     (6)  Expense Limitation Agreement/3/

     (7)  Amended Expense Limitation Agreement/5/

(i)  (1)  Opinion and Consent of Counsel/2/

     (2)  Opinion and Consent of Counsel/6/

(j)  (1)  Consent of Independent Auditors/6/

(k)  Not Applicable

(l)  Initial Capital Agreement/2/

(m)  (1)  Rule 12b-1 Plan/1/

     (2)  Addendum to Rule 12b-1 Plan/5/

(n)  (1)  Rule 18f-3 Plan/1/

     (2)  Addendum to Rule 18f-3 Plan/5/

(o)  Powers of Attorney/2/

(p)  Not Applicable (Funds are money market funds).

___________________________________

/1/Incorporated herein by reference to the Registrant's initial Registration Statement filed with the Securities and Exchange Commission (File Nos. 333-90049, 811-09675) on November 1, 1999.

/2/Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on March 28, 2000.

/3/Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on July 13, 2001.

/4/Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 2 filed with the Securities and Exchange Commission on February 15, 2002.

/5/Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 filed with the Securities and Exchange Commission on April 30, 2002.

/6/Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Boston Advisors Trust (the "Trust")

Following is a list of all direct and indirect subsidiaries of The MONY Group Inc. On January 31, 2001, The MONY Group Inc. acquired The Advest Group, Inc., which owns 100% of Boston Advisors, Inc., the Trust's investment adviser.

                                              Jurisdiction Where     Percent
                                              ------------------     -------
Name                                          Incorporated           Ownership
----                                          ------------           ---------

A.B. Realty Corporation                       Connecticut            100%
Advest, Inc.                                  Delaware               100%
Advest Insurance Agency, Inc.                 Massachusetts          100%
Balanced Capital Services, Inc.               Connecticut            100%
Independent Portfolio Consultants, Inc.       Delaware               100%
Advest Bank and Trust Company                 Connecticut            100%
Advest Capital, Inc.                          Connecticut            100%
Advest Mortgages, Inc.                        Delaware               100%
Advest Properties, Inc.                       Delaware               100%

Advest Transfer Services, Inc.                Delaware               100%
Bank Street Management Company                Connecticut            100%
Billings and Company, Inc.                    Connecticut            100%
Billings Management Company                   Connecticut            100%
Boston Advisors, Inc.                         Massachusetts          100%
Lebenthal & Co., Inc.                         New York               100%
Lebenthal Asset Management Inc.               New York               100%
Lebenthal Insurance Agency Inc.               New York               100%
Vercoe Insurance Agency, Inc.                 Ohio                   100%*

                   *Vercoe Insurance Agency, Inc. has outstanding 2,997 shares of Class B nonvoting common stock, all of which are held by The Advest Group, Inc., and 3 shares of Class A voting common stock held by each of Louis Nommay, Connie McVey and William
                   R. Burns. The Advest Group, Inc. holds an irrevocable voting proxy over the Class A shares under a 3/16/88 Close Corporation Agreement. This arrangement is intended to meet technical requirements of Ohio insurance agency regulations that require residents of Ohio to own all voting shares.

                                                           Jurisdiction Where          Percent
                                                           ------------------          -------
Name                                                       Incorporated                Ownership
----                                                       ------------                ---------
MONY Life Insurance Company                                New York                    100%
The Advest Group, Inc.                                     Delaware                    100%
MONY Life Insurance Company of America                     Arizona                     100%
PCP Benefit Plans, Ltd.                                    New York                    100%
MONY Series Fund, Inc.                                     Maryland                    100%
Enterprise Accumulation Trust                              Massachusetts               100%
Sagamore Financial Corporation                             Ohio                        100%
Sagamore Financial Life Insurance Company                  Ohio                        100%
Matrix Capital Markets Group, Inc.                         Virginia                    100%
U.S. Financial Life Insurance Company                      Ohio                        100%
Financial Marketing Agency, Inc.                           Ohio                        99%
Matrix Private Equities, Inc.                              Virginia                    100%
MONY International Holdings, Inc.                          Delaware                    100%
MONY Life Insurance Company of the Americas, Ltd.          Cayman Islands              100%
MONY Bank & Trust Company of the Americas, Ltd.            Cayman Islands              100%
MONY Consultoria e Corretagem de Seguros Ltda.             Brazil                      100%
MONY International Life Insurance Co. Seguros de
Vida S.A.                                                  Argentina                   100%
MONY Securities Corporation                                New York                    100%
1740 Advisers, Inc.                                        New York                    100%
MONY Assets Corp.                                          New York                    100%
Enterprise Capital Management, Inc.                        Georgia                     100%
MONY Realty Partners, Inc.                                 Delaware                    100%
1740 Ventures, Inc.                                        New York                    100%
MONY Brokerage, Inc.                                       Delaware                    100%
Trusted Investment Advisors, Corp.                         Minnesota                   100%
Trusted Insurance Advisors General Agency Corp.            Minnesota                   100%
Trusted Securities Advisors Corp.                          Minnesota                   100%
MONY Benefits Management Corp.                             Delaware                    100%
Trusted Advisors Insurance Agency, Inc.                    Massachusetts               100%
Enterprise Fund Distributors, Inc.                         Delaware                    100%
EFD Insurance Agency of Colorado, Inc.                     Colorado                    100%
EFD Insurance Agency of Virginia, Inc.                     Virginia                    100%
MBI Insurance Agency of Alabama, Inc.                      Alabama                     100%
MBI Insurance Agency of Massachusetts, Inc.                Massachusetts               100%

MBI Insurance Agency of New Mexico, Inc.         New Mexico                100%
MBI Insurance Agency of Ohio, Inc.               Ohio                      100%
MBI Insurance Agency of Texas, Inc.              Texas                     100%
MBI Insurance Agency of Washington, Inc.         Washington                100%

The MONY Group Inc. is a publicly held corporation that is traded on the New York Stock Exchange. The table below sets forth information regarding all persons known to The MONY Group Inc. to be the beneficial owner of more than 5% of the Common Stock of The MONY Group Inc. as of August 1, 2002:

Name and Address                      Number of Shares      Percentage of Class
----------------                      ----------------      -------------------

The Goldman Sachs Group, Inc.             3,797,780                7.3%
85 Broad Street
New York, NY 10004

Item 25.  Indemnification

As a Massachusetts business trust, the Trust's operations are governed by the Declaration of Trust. The Trust is an entity of the type commonly known as a "Massachusetts business trust", which is the form in which many mutual funds are organized. The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify the Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they may have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, such conduct was in the best interests of the Trust, and in all other cases, that the conduct was at least not opposed to the best interest of the Trust (and in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-laws protects or indemnifies a Trustee or officer against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Item 26.  Business and Other Connections of the Investment Adviser

All of the information required by this item is set forth in the Form ADV of the Trust's investment adviser, Boston Advisors, Inc. (File No. 801-18130). The following sections of the Form ADV are incorporated herein by reference:

     (a)  Items 1 and 2 of Part 2; and

     (b)  Item 6, Business Background, of each Schedule D.

Item 27.  Principal Underwriter

     (a) Advest, Inc. ("Advest") does not act as principal underwriter for any investment companies other than the Trust. The address of Advest is 90 State House Square, Hartford, Connecticut 06103.

     (b) Information regarding the above Distributor is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

                  CRD # on Form BD                   1934 Act File #
                  ----------------                   ---------------
                           10                           8-21409

     (c)  Not applicable

Item 28.  Location of Accounts and Records

The accounts and records of the Trust are located, in whole or in part, at the office of Boston Advisors, Inc. and the locations set forth below:

(Custody, Fund Accounting and Administration)
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

(Transfer Agent)
Advest Transfer Services, Inc.
90 State House Square
Hartford, CT 06103

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

The Trust undertakes to file an Amendment to this Registration Statement using certified financial statements showing the initial capital received.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 26th day of August, 2002.


                                                      BOSTON ADVISORS TRUST

                                                      /s/ Michael J. Vogelzang
                                                      ------------------------
                                                      Michael J. Vogelzang
                                                      President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the 26th day of August, 2002.


Signature                           Title
---------                           -----

/s/ Allen G. Botwinick*             Chairman and Trustee
----------------------
Allen G. Botwinick

/s/ Michael J. Vogelzang            Trustee and President
------------------------
Michael J. Vogelzang                (principal executive officer)

/s/ Donna C. McAdam                 Treasurer
-------------------
Donna C. McAdam                     (principal financial and accounting officer)

/s/ Mone Anathan III*               Trustee
--------------------
Mone Anathan III

/s/ Ezekiel Russell Peach, Jr.*     Trustee
------------------------------
Ezekiel Russell Peach, Jr.

/s/ Hugh A. Dunlap, Jr.*            Trustee
-----------------------
Hugh A. Dunlap, Jr.


*/s/ John M. DelPrete
 --------------------
John M. DelPrete as Attorney-in-fact

Executed by John M. DelPrete on behalf of those indicated pursuant to Power of Attorney dated March 1, 2000 incorporated by reference as an exhibit to Registrant's Pre-Effective Amendment No. 1, filed with the Securities and Exchange Commission on March 28, 2000.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                _________________


                                    EXHIBITS

                                       TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                     AND THE

                         INVESTMENT COMPANY ACT OF 1940


                                _________________


                              BOSTON ADVISORS TRUST

                              BOSTON ADVISORS TRUST
                                INDEX TO EXHIBITS

i(2)     Opinion and Consent of Counsel

j(1)     Consent of Independent Auditors